EXHIBIT 99.2  Supplemental Data Schedules

------------------------------------------------------------------------------------------------------------------------
COMMUNITY STATISTICS  Dollars in thousands except Average Rental Rate
------------------------------------------------------------------------------------------------------------------------


                                                               As of September 30, 2005
                                   -------------------------------------------------------------------------------------
                                                                         Percent to                           Average
                                                           Gross          Total of         Physical            Rental
                                              Units     Real Assets     Gross Assets       Occupancy            Rate
                                   ------------------  --------------  ----------------  ---------------  --------------
Atlanta                                       2,693     $   168,905             8.4%           96.2%         $   730.27
Dallas                                        3,794     $   215,083            10.7%           94.0%         $   744.36
Houston                                       1,584     $    81,721             4.1%           96.0%         $   763.91
Tampa                                         1,120     $    65,622             3.3%           96.9%         $   806.31
South Florida                                   480     $    51,455             2.6%           99.0%         $ 1,073.39
------------------------------------------------------------------------------------------------------------------------
     Large Tier Markets                       9,671     $   582,786            29.1%           95.5%         $   767.15

Austin                                        1,464     $    71,931             3.6%           93.5%         $   695.11
Greenville                                    1,492     $    61,665             3.1%           97.3%         $   546.97
Jacksonville                                  3,347     $   173,541             8.6%           97.8%         $   769.93
Memphis                                       4,405     $   209,548            10.4%           93.8%         $   650.17
Nashville                                     1,855     $   119,807             6.0%           98.3%         $   716.56
All other middle                              2,704     $   128,814             6.4%           96.1%         $   641.96
----------------------------------------------------------------------------------------------------------------------
     Middle Tier Markets                     15,267     $   765,306            38.1%           95.9%         $   677.26

Augusta/Aiken                                   912     $    38,143             1.9%           97.7%         $   625.58
Chattanooga                                     943     $    36,512             1.8%           98.2%         $   574.16
Columbia                                        576     $    29,950             1.5%           96.0%         $   673.92
Columbus                                      1,293     $    61,989             3.1%           96.0%         $   693.36
Huntsville                                      544     $    27,277             1.3%           94.3%         $   622.45
Jackson, TN                                     664     $    32,386             1.6%           96.7%         $   602.38
Jackson, MS                                   1,577     $    67,657             3.4%           98.4%         $   633.89
Lexington                                       924     $    58,233             2.9%           93.1%         $   698.78
Little Rock                                     808     $    38,403             1.9%           97.3%         $   636.21
Macon/Warner Robins                             904     $    49,841             2.5%           96.7%         $   681.36
Southeast Georgia                               566     $    26,195             1.3%           95.4%         $   621.28
All other small                               3,578     $   191,884             9.6%           97.5%         $   732.15
----------------------------------------------------------------------------------------------------------------------
     Small Tier Markets                      13,289     $   658,470            32.8%           96.8%         $   668.36
----------------------------------------------------------------------------------------------------------------------
Total Portfolio
     (including JV properties)               38,227     $ 2,006,562           100.0%           96.1%         $   696.91
========================================================================================================================


NUMBER OF APARTMENT UNITS

                                                           2005                                      2004
                                    -------------------------------------------------- ---------------------------------
                                       September 30         June 30         March 31     December 31       September 30
                                    ------------------  --------------  -------------- ----------------  ---------------
100% Owned Properties                        37,705          36,843           37,275          36,618             35,766
Properties in Joint Ventures                    522             522            1,286           1,286              1,570
------------------------------------------------------------------------------------------------------------------------
     Total Portfolio                         38,227          37,365           38,561          37,904             37,336
========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
SAME STORE  Dollars in thousands except Average Rental Rate
---------------------------------------------------------------------------------------------------------------------------
Revenues  by  market  are  presented  before  the  impact of the  adjustment  to straight-line concessions. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of September 30, 2005 unless otherwise noted

                                            Three Months Ended                     Quarterly       Average     Twelve
                                            September 30, 2005         Physical     Economic        Rental      Month
                                   ----------------------------------
                           Units     Revenue     Expense         NOI  Occupancy    Occupancy(1)       Rate    Turn Rate
                         --------- ----------- ----------- ---------- ----------- -------------- ----------- --------------
Atlanta                    1,652    $  3,163    $  1,577    $  1,586     95.3%        82.7%       $ 700.13      65.6%
Dallas                     2,554    $  4,245    $  2,416    $  1,829     95.0%        75.7%       $ 666.38      54.6%
Houston                    1,310    $  2,433    $  1,351    $  1,082     96.0%        76.9%       $ 741.15      68.0%
Tampa                      1,120    $  2,814    $  1,101    $  1,713     96.9%        94.2%       $ 806.31      53.5%
---------------------------------------------------------------------------------------------------------------------------
   Large Tier Markets      6,636    $ 12,655    $  6,445    $  6,210     95.6%        81.2%       $ 713.16      59.8%

Austin                     1,254    $  2,174    $  1,255    $    919     93.0%        80.9%       $ 645.16      59.6%
Greenville                 1,492    $  2,385    $  1,097    $  1,288     97.3%        88.9%       $ 546.97      61.7%
Jacksonville               3,347    $  7,863    $  2,804    $  5,059     97.8%        93.6%       $ 769.93      65.9%
Memphis                    4,405    $  7,818    $  3,633    $  4,185     93.8%        84.5%       $ 650.17      57.8%
Nashville                  1,855    $  4,064    $  1,685    $  2,379     98.3%        91.9%       $ 716.56      58.9%
All other middle           2,320    $  4,223    $  1,839    $  2,384     95.6%        85.1%       $ 647.43      59.5%
---------------------------------------------------------------------------------------------------------------------------
   Middle Tier Markets    14,673    $ 28,527    $ 12,313    $ 16,214     95.8%        88.1%       $ 674.53      60.6%

Augusta/Aiken                912    $  1,655    $    674    $    981     97.7%        88.4%       $ 625.58      67.4%
Chattanooga                  943    $  1,577    $    729    $    848     98.2%        90.4%       $ 574.16      52.4%
Columbia                     576    $  1,140    $    522    $    618     96.0%        88.4%       $ 673.92      63.7%
Columbus                   1,293    $  2,636    $  1,049    $  1,587     96.0%        90.5%       $ 693.36     101.7%
Huntsville                   544    $    949    $    394    $    555     94.3%        84.3%       $ 622.45      57.4%
Jackson, TN                  664    $  1,149    $    573    $    576     96.7%        89.4%       $ 602.38      63.7%
Jackson, MS                1,577    $  2,965    $  1,149    $  1,816     98.4%        90.8%       $ 633.89      58.3%
Lexington                    924    $  1,766    $    665    $  1,101     93.1%        84.3%       $ 698.78      59.7%
Little Rock                  808    $  1,575    $    557    $  1,018     97.3%        92.9%       $ 636.21      59.3%
Macon/Warner Robins          904    $  1,864    $    718    $  1,146     96.7%        92.8%       $ 681.36      63.8%
All other small            4,144    $  9,038    $  3,331    $  5,707     97.2%        93.2%       $ 717.01      62.5%
---------------------------------------------------------------------------------------------------------------------------
   Small Tier Markets     13,289    $ 26,314    $ 10,361    $ 15,953     96.8%        90.8%       $ 668.36      65.4%
---------------------------------------------------------------------------------------------------------------------------
Operating Same Store      34,598    $ 67,496    $ 29,119    $ 38,377     96.2%        87.7%       $ 679.57      62.3%
===========================================================================================================================
Concession Straight-line
  Adjustment(2)                     $    466                $    466
---------------------------------------------------------------------------------------------------------------------------
Total Same Store                    $ 67,962                $ 38,843
                                    =========               =========

(1)  Economic  Occupancy  represents  Net  Potential  Rent  less  Delinquencies,
     Vacancies and Cash Concessions divided by Net Potential Rent.

(2) Represents the aggregate adjustment necessary to record cash concessions on a straight-line basis.


PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2005 (PRIOR QUARTER ) AND SEPTEMBER 30, 2004 (PRIOR YEAR)

                             Revenue             Expense               NOI           Physical Occupancy  Average Rental Rate
                       ------------------ ------------------- -------------------- --------------------- -------------------
                         Prior     Prior     Prior     Prior     Prior      Prior      Prior      Prior    Prior      Prior
                       Quarter      Year   Quarter      Year   Quarter       Year    Quarter       Year  Quarter       Year
                       --------- -------- ---------- -------- ---------- --------- ----------- --------- ---------- --------
Atlanta                  -4.4%     -2.7%     11.2%     10.0%    -16.0%     -12.7%       1.5%       0.2%     0.2%      -0.5%
Dallas                   -1.8%      1.3%     13.2%      4.8%    -16.4%      -3.0%       4.7%       5.1%    -0.1%       2.3%
Houston                  -1.2%      3.0%      2.3%      3.9%     -5.3%       1.9%       2.3%       4.1%     0.7%       3.4%
Tampa                     2.7%     12.0%     -2.6%     -1.8%      6.5%      23.1%       0.2%       2.0%     0.6%       2.8%
----------------------------------------------------------------------------------------------------------------------------
   Large Tier Markets    -1.4%      2.8%      7.4%      4.6%     -9.1%       0.9%       2.7%       3.1%     0.3%       1.9%

Austin                    0.8%      2.1%      7.0%      4.9%     -6.5%      -1.6%       0.9%       1.8%     0.5%       3.0%
Greenville                1.1%      2.0%      2.0%      1.6%      0.4%       2.3%       2.6%      -0.1%     1.0%       0.4%
Jacksonville              0.0%     11.1%      2.8%     -3.6%     -1.5%      21.4%       1.6%       3.2%     0.8%       1.5%
Memphis                  -1.9%     -1.6%      2.9%     -2.4%     -5.8%      -1.0%       1.0%      -2.2%     0.8%       1.8%
Nashville                 1.2%      4.8%      5.3%      2.9%     -1.5%       6.3%       2.7%       1.1%     0.5%       0.7%
All other middle          0.2%      3.5%     -0.4%     -5.1%      0.7%      11.2%       1.8%      -0.1%     0.7%       1.7%
----------------------------------------------------------------------------------------------------------------------------
   Middle Tier Markets   -0.2%      3.9%      3.0%     -1.3%     -2.5%       8.3%       1.6%       0.3%     0.7%       1.5%

Augusta/Aiken             2.9%      5.5%      5.5%     -2.7%      1.2%      12.0%       2.9%       0.5%     1.7%       3.1%
Chattanooga               0.0%      2.9%      7.2%      2.2%     -5.5%       3.5%       3.7%       2.1%     0.4%       0.1%
Columbia                  3.9%     12.2%      5.0%     -8.9%      3.0%      39.5%      -0.2%       1.0%     1.4%       2.6%
Columbus                  5.6%     -1.9%      5.0%     -4.8%      6.0%       0.1%       2.9%       0.0%     0.8%       1.1%
Huntsville                2.9%      4.5%      1.3%     -1.3%      4.1%       9.0%       0.9%       2.9%    -0.7%      -0.9%
Jackson, TN              -1.0%      9.4%      8.5%      0.4%     -9.0%      20.3%       1.4%       1.7%     0.5%       2.1%
Jackson, MS               1.3%      1.6%      4.4%      0.2%     -0.5%       2.6%       5.2%       0.6%     0.6%       1.3%
Lexington                -0.7%      0.7%      2.3%      3.6%     -2.5%      -1.0%      -1.4%      -3.2%     0.3%       0.8%
Little Rock               3.7%      4.4%      3.5%     -0.2%      3.8%       7.2%       1.9%       0.7%     0.2%       0.7%
Macon/Warner Robbins     -1.5%      3.2%      3.3%      1.3%     -4.3%       4.5%      -0.3%       0.2%     0.5%       1.4%
All other small           1.5%      4.8%      2.5%      1.4%      0.9%       6.9%       1.5%       1.8%     0.6%       1.3%
----------------------------------------------------------------------------------------------------------------------------
   Small Tier Markets     1.7%      3.7%      4.0%     -0.3%      0.2%       6.5%       1.9%       0.9%     0.6%       1.3%
----------------------------------------------------------------------------------------------------------------------------
Operating Same Store      0.3%      3.6%      4.3%      0.3%     -2.5%       6.3%       2.0%       1.1%     0.6%       1.5%
============================================================================================================================

Including concession straight-line adjustment:
Total Same Store          1.1%      2.4%                         -1.1%       4.1%
                        ================                       ==================


------------------------------------------------------------------------------------------------------------------------------------
SAME STORE (Dollars in thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                               Three Months Ended September 30,        Percent
                                                           ----------------------------------------
                                                                  2005                 2004             Change
                                                           -------------------  -------------------  -------------
Revenues
        Operating                                                 $ 67,496             $ 65,138          3.6%
        Straight-line adjustment (1)                                   466                1,223
------------------------------------------------------------------------------------------------------------------
        Total Same Store                                          $ 67,962             $ 66,361          2.4%
==================================================================================================================

Expense                                                           $ 29,119             $ 29,031          0.3%

NOI
        Operating                                                 $ 38,377             $ 36,107          6.3%
        Straight-line adjustment (1)                                   466                1,223
------------------------------------------------------------------------------------------------------------------
        Total Same Store                                          $ 38,843             $ 37,330          4.1%
==================================================================================================================

(1) Represents the aggregate adjustment necessary to record cash concessions on a straight-line basis.

-----------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (Dollars and shares in thousands except per share data)
-----------------------------------------------------------------------------------------------------------------------


                                                       Three Months Ended       Trailing
                                                       September 30, 2005     4 Quarters
                                                     ---------------------  --------------
Net income                                                  $  3,615          $  28,154
Depreciation                                                  19,176             73,221
Interest expense                                              15,332             57,156
(Gain) loss on debt extinguishment                               (12)            (1,192)
Amortization of deferred financing costs                         462              1,863
Net (gain) loss on insurance and other
       settlement proceeds                                      (874)              (444)
Gain on sale of non-depreciable assets                             -               (334)
Gain on dispositions within unconsolidated entities                -             (6,283)
Net loss on insurance and other settlement
       proceeds of discontinued operations                         -                 25
(Gain) loss on sale of discontinued operations                     -             (5,825)
------------------------------------------------------------------------------------------
EBITDA                                                      $ 37,699          $ 146,341
==========================================================================================



                                                       Three Months Ended September 30,
                                                     ------------------------------------
                                                            2005               2004
                                                     -----------------  -----------------
EBITDA/Debt Service                                        2.36x              2.49x
Fixed Charge Coverage (1)                                  2.00x              2.01x
Total Debt as % of Gross Real Estate Assets                  58%                57%

(1)  Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.


OTHER DATA


                                                   Three Months Ended September 30,    Nine Months Ended September 30,
                                                  ----------------------------------- ---------------------------------
                                                            2005               2004              2005             2004
                                                  -------------------  -------------- -------------------  ------------
PER SHARE DATA
       Dividend declared per common share                 $0.585             $0.585            $1.755           $1.755


DIVIDEND INFORMATION (latest declaration)

                                                     Payment           Payment            Record
                                                    per Share            Date              Date
                                                 ----------------  -----------------  --------------
       Common Dividend - quarterly                  $ 0.5950          10/31/2005        10/19/2005
       Preferred Series F - monthly                 $ 0.1927          11/15/2005        11/01/2005
       Preferred Series H - quarterly               $0.51875          09/23/2005        09/13/2005

----------------------------------------------------------------------------------------------------------------------------
DEBT AS OF SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------
Dollars in thousands
                                                                 Average Years
                                                  Principal       to Contract         Average
                                                   Balance          Maturity           Rate
                                               ---------------- ----------------- ----------------
Conventional - Fixed Rate or Swapped (1)           $   772,512               5.0             5.7%
Tax-free - Fixed Rate or Swapped (1)                    87,150               8.7             4.7%
Preferred Series G - Called May 26, 2006                10,000               0.7             8.6%
Conventional - Variable Rate                           237,104               6.8             4.5%
Tax-free - Variable Rate                                10,855              14.7             3.5%
Conventional - Variable Rate - Capped  (2)              11,720               3.4             4.3%
Tax-free - Variable Rate - Capped (2)                   10,855               2.6             3.4%
                                               ---------------------------------------------------
     Total Debt Outstanding                        $ 1,140,196               5.8             5.4%
                                               ===================================================

Forward Swaps (3)                                  $   150,000               7.1             5.1%


(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.

(2) As the cap rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.

(3) Represents swaps on existing debt outstanding which have not gone into effect yet. $25 million of the forward swaps will replace existing swaps when they mature.


FIXED RATE MATURITIES
     Includes forward swaps

                                                    Balance            Rate
                                               ---------------- -----------------

                                        2005       $    25,000        6.3%
                                        2006            83,799        5.9%
                                        2007            92,800        5.9%
                                        2008           190,080        6.1%
                                        2009           100,230        6.5%
                                        2010            90,000        5.5%
                                        2011           133,000        5.3%
                                        2012           125,000        5.2%
                                        2013           100,000        5.2%
                                  Thereafter            79,753        6.2%
                                               ----------------------------------
                                       Total       $ 1,019,662        5.8%
                                               ==================================